Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, David Pessah, the Chief Financial Officer (Principal Financial Officer) of SL Investment Fund II LLC (the “Company”), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

•the Form 10-K of the Company for the year ended December 31, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-K”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
•the information contained in the Form 10-K for the year ended December 31, 2024 fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 7, 2025

/s/ David Pessah
David Pessah
Chief Financial Officer
(Principal Financial Officer)